ING Life Insurance and Annuity Company and its Variable Annuity Account C University of Texas System Retirement Programs

Supplement dated February 15, 2008 to the Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information, each dated April 30, 2007, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus, Contract Prospectus Summary and Statement of Additional Information (SAI). Please read it carefully and keep it with your current variable annuity Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

1. On December 5, 2007, the Boards of Directors of ING Partners, Inc. and ING Investors Trustapproved a proposal to reorganize certain Portfolios into the following respective “SurvivingPortfolios.” Subject to approval by each Portfolio’s shareholders, after the close of business on April 25, 2008 the following Disappearing Portfolios will reorganize into and become part of the following Surviving Portfolios:

                      Disappearing Portfolio                                                                                                        Surviving Portfolio
ING Legg Mason Partners Large Cap Growth Portfolio                                                                ING Marsico Growth Portfolio
ING Neuberger Berman Regency Portfolio                                                                                  ING Pioneer Mid Cap Value Portfolio

Accordingly, effective after the close of business on April 25, 2008, investments in the Disappearing Portfolios will automatically become investments in the Surviving Portfolios, as follows:

  Class I of the ING Marsico Growth Portfolio will automatically be added to your contract, and all existing account balances invested in the ING Legg Mason Partners Large Cap Growth Portfolio (I Class) and all existing balances invested in the ING Marsico Growth Portfolio (Class S) will automatically become investments in the ING Marsico Growth Portfolio (Class I).
  All existing account balances invested in the ING Neuberger Berman Regency Portfolio (S Class) will automatically become investments in the ING Pioneer Mid Cap Value Portfolio (Class I).

As a result of the reorganizations, effective April 28, 2008 all references to the Disappearing
Portfolios in the Contract Prospectus, Contract Prospectus Summary and SAI are hereby deleted, and all references to Class S of the ING Marsico Growth Portfolio are changed to Class I of the ING
Marsico Growth Portfolio.

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Unless you provide us with alternative allocation instructions, all future allocations directed to theDisappearing Portfolios after the date of the reorganizations will be automatically allocated to theSurviving Portfolios, and all future allocations directed to the ING Marsico Growth Portfolio (ClassS) will be automatically allocated to the ING Marsico Growth Portfolio (Class I). You may give us alternative allocation instructions at any time by contacting our Customer Service Center through:

ING USFS Customer Service Defined Contribution Administration P.O. Box 990063 Hartford, CT 06199-0063 1-800-262-3862

See also the Transfers Among Investment Options section of your Contract Prospectus or Investment Options section of your Contract Prospectus Summary for further information about making fund allocation changes.

2. The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract Prospectus and Contract Prospectus Summary will not change as a result of the reorganizations.Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus and Contract Prospectus Summary.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial Advisers, LLC (Member SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V. Insurance obligations are the responsibility of each individual company.

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